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                                                                   EXHIBIT 10.18


NEITHER THIS WARRANT NOR ANY SHARES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.

                                              FOR THE PURCHASE OF 180,362 SHARES


                                   AXCESS INC.

                    NON-VOTING COMMON STOCK PURCHASE WARRANT

The following recitals are true and constitute the basis for this Warrant:

A. This Warrant represents the first in a series of up to three separate Warrants to be issued to Amphion Ventures, L.P., a Delaware limited partnership, or its successors in interest, assigns or transferees (collectively, the "Warrant Holder"), in consideration for it making advances to AXCESS Inc., a Delaware corporation (the "Company") pursuant to the terms of that certain Convertible Note of even date herewith executed by the Company payable to the Warrant Holder in the stated principal amount of up to $6,000,000 (the "Note");

B. The total number of shares of the Company's Non-Voting Common Stock (as defined in Section 9(a) hereof) (the "Warrant Shares") to be issued to the Warrant Holder in consideration of its advances to the Company under the Note shall be based upon ten percent (10%) of the outstanding principal balance of the Note on the date hereof and on each of the first two anniversary dates of the Note. Each Warrant shall be in the form hereof, with the exception that the Warrant Shares to be granted upon the exercise of each such Warrant shall be exercisable at any time and from time to time on or prior to the date which is five years from the date of issuance of each such Warrant; and

C. The number of Warrant Shares to be issued on the date hereof and on each of the first two anniversary dates of the Note shall be determined by dividing ten percent (10%) of the principal balance of the Note on each applicable date by $2.10. The aggregate number of Warrant Shares to be issued under the series of Warrants shall not, however, exceed 857,143 Warrant Shares (subject to the antidilution provisions of the Warrants).


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     THIS CERTIFIES THAT, for value received, the Warrant Holder is entitled to purchase from the Company, 180,362 Warrant Shares at the exercise price of Two Dollars and Ten Cents ($2.10) per share (the "Exercise Price"). The number of Warrant Shares and the Exercise Price shall be adjusted and readjusted or changed from time to time in accordance with Section 4 hereof.

     This Warrant may be exercised at any time and from time to time on or prior to September 30, 2004.

     SECTION 1. EXERCISE OF WARRANT.

     The rights represented by this Warrant may be exercised by the Warrant Holder, in whole or in part, by (a) delivering to the Company a duly executed notice of exercise in the form of Annex A hereto and (b) at the Warrant Holder's option, either (i) delivering a check payable to (or wire transfer to the account of) the Company in an amount equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised (such product, the "Total Exercise Price") or (ii) delivering to the Company a letter (the "Conversion Letter") requesting conversion or exchange of a portion of any indebtedness owed by the Company to the Warrant Holder in an amount equal to the Total Exercise Price or (iii) surrendering to the Company a portion of this Warrant with a "Value" (as defined below) equal to the Total Exercise Price. For the purpose of clause (b) (iii) above, "Value" shall mean the product of (I) the amount by which the average closing price per share of the Company's Common Stock over the ten trading days preceding the date of exercise, as reported in The Wall Street Journal, exceeds the Exercise Price and
(II) the number of Warrant Shares as to which this Warrant is surrendered for the purpose of effecting payment for Warrant Shares. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of delivery of a duly executed notice of exercise together with the amount (in cash or by delivering the Conversion Letter or by surrender of a portion of this Warrant) payable upon exercise of this Warrant and, as of such moment, (i) the rights of the Warrant Holder, as such, with respect to the number of Warrant Shares as to which this Warrant is being exercised (and, if applicable, surrendered as payment of the Total Exercise Price) shall cease, and (ii) such Warrant Holder shall be deemed to be the record holder of the shares of Non-Voting Common Stock issuable upon such exercise. As soon as practicable after the exercise, in whole or in part, of this Warrant, and in any event within 5 business days thereafter, the Company at its expense (including the payment by it of any applicable issuance or stamp taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder (upon payment by the Warrant Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Non-Voting Common Stock to which the Warrant Holder shall be entitled upon such exercise. In the event of partial exercise of this Warrant and, if applicable, partial surrender of this Warrant pursuant to clause
(b)(iii) of this Section, the Warrant need not be delivered to the Company; provided that the Warrant Holder agrees to make a notation of such partial exercise and, if applicable, surrender on the Warrant. If this Warrant is delivered to the Company, the Company shall issue and deliver to the Warrant Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.


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     Notwithstanding the foregoing or any other term or provision of this
Warrant, the Warrant Holder shall not be permitted, without the prior written consent of the Company, to exercise its rights to acquire Warrant Shares hereunder until such time as the Company shall have received the authorization of its stockholders to issue Warrant Shares to the Warrant Holder upon the exercise of all or any portion of this Warrant by the Warrant Holder. The Company hereby agrees to submit such a proposal to its stockholders for approval at the Company's 2000 annual meeting of stockholders and to use its best efforts to obtain such approval.

     SECTION 2. INVESTMENT REPRESENTATION.

     By accepting this Warrant, the Warrant Holder represents that the Warrant Holder is acquiring this Warrant for investment purposes and will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the Act, and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration.

     SECTION 3. VALIDITY OF WARRANT AND ISSUE OF SHARES.

     The Company represents and warrants that this Warrant has been duly authorized and validly issued and covenants and agrees that all shares of Non-Voting Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Non-Voting Common Stock to provide for the exercise of the rights represented by this Warrant.

     SECTION 4. ANTIDILUTION PROVISIONS.

     The terms of this Warrant shall be subject to adjustment as follows:

     (a) If the Company shall (i) pay a stock dividend or make a distribution to holders of Non- Voting Common Stock or common stock in shares of its Non-Voting Common Stock or common stock, as the case may be, (ii) subdivide its outstanding shares of Non-Voting Common Stock or common stock, (iii) combine its outstanding shares of Non-Voting Common Stock or common stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Non-Voting Common Stock or common stock any shares of capital stock of the Company, (A) the Exercise Price shall be increased or decreased as the case may be, to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such action as the total number of shares outstanding immediately prior to such action shall bear to the total number of shares outstanding immediately after such action and (B) this Warrant automatically shall be adjusted so that it shall thereafter evidence the right to purchase the kind and number of Warrant Shares or other securities which the Warrant Holder would have owned and would have been entitled to receive after such action if this Warrant had been exercised immediately prior to such action or any record date with respect thereto. An adjustment made pursuant to this subsection shall become effective


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retroactively immediately after the record date in the case of a dividend or distribution of Non-Voting Common Stock or common stock and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b) If the Company shall fix a record date for the making of a distribution to all holders of Non-Voting Common Stock or its common stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) assets (other than cash dividends or cash distributions payable out of consolidated net income or retained earnings or dividends payable in Non-Voting Common Stock or common stock), (ii) evidences of indebtedness or other debt or equity securities of the Company, or of any corporation other than the Company (except for the Non-Voting Common Stock or common stock of the Company) or (iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights, options or warrants are immediately exercisable (hereinafter collectively called "Distributions on Common Stock"), the Company shall make provisions for the Warrant Holder to receive upon exercise of this Warrant, a proportional amount (depending upon the extent to which this Warrant is exercised) of such assets, evidences of indebtedness, securities or such other rights, as if such Warrant Holder had exercised this Warrant on or before such record date.

     (c) In the case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all the assets of the Company to another person or entity, this Warrant thereafter shall be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Non-Voting Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment shall be made in the application of the provisions in this Section 4, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (d) Upon the occurrence of each adjustment or readjustment of the exercise price or any change in the number of Warrant Shares or in the shares of stock or other securities or property deliverable upon exercise of this Warrant pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment and change in accordance with the terms hereof and furnish to each holder hereof a certificate signed by the Chief Financial Officer of the Company, setting forth such adjustment or readjustment and change and showing in detail the facts upon which such adjustment or readjustment and change is based. The Company shall, upon the written request at any time of the Warrant Holder, furnish or cause to be furnished to such Holder, a similar certificate setting forth (i) such adjustment or readjustment and change, (ii) the Exercise Price then in effect, and (iii) the number of Warrant Shares and the amount, if any, of other shares of stock and other securities and property which would be received upon the exercise of the Warrant.

     (e) The Company shall not be required upon the exercise of this Warrant to issue any fraction of shares, but shall make any adjustment therefor by rounding the number of shares obtainable upon exercise to the next highest whole number of shares.


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     SECTION 5. TRANSFER OF RIGHTS.

     This Warrant is transferable in whole or in part, at the option of the Warrant Holder, upon delivery of a duly executed Warrant Assignment Form in the form annexed as Annex B hereto. The Company shall execute and deliver a new Warrant or Warrants in the form of this Warrant with appropriate changes to reflect the issuance of subsequent Warrants in the name of the assignee or assignees named in such instrument of assignment, and if the Warrant Holder's entire interest is not being transferred or assigned, in the name of the Warrant Holder, and this Warrant shall promptly be canceled. Any transfer or exchange of this Warrant shall be without charge to the Warrant Holder, and any new Warrant or Warrants issued shall be dated the date hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged. The Warrant Holder (and not the Company) will be responsible for any stamp, transfer or other taxes payable on any such transfer.

     SECTION 6. LOST, MUTILATED OR MISSING WARRANT.

     Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like denomination and date.

     SECTION 7. RIGHTS OF WARRANT HOLDER.

     The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

     SECTION 8. SUCCESSORS.

     All the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and assigns.

     SECTION 9. MISCELLANEOUS.

     (a) As used herein, the term "Non-Voting Common Stock" shall mean and include the Company's currently authorized non-voting common stock, $.01 par value per share, and stock of any other class or other consideration into which such currently authorized Non-Voting Common Stock may hereafter have been changed.

     (b) This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware.

     (c) The caption headings used in this Warrant are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of this Warrant.

     SECTION 10. NOTICES.


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     Any notice pursuant to this Warrant shall be effective if sent by first class mail, postage prepaid, or delivered by facsimile transmission, addressed as follows:

     If to the Company, then to it at:

               AXCESS Inc.
               3208 Commander Drive
               Dallas, Texas 75006
               Attention: Chief Financial Officer
               Facsimile No.: (972) 407-6080

     (or to such other address as the Company may have furnished in writing to the Warrant Holder for this purpose); and

     If to the Warrant Holder, then to it at such address as such Warrant Holder may have furnished in writing to the Company for this purpose.

     IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Warrant to be signed by its Chairman of the Board and attested by its Secretary or Assistant Secretary as of the date set forth below.

                                   AXCESS INC.


                                   By:/s/ JAMES R. CRAIG
                                      ------------------------------------------
                                      James R. Craig, Chief Financial Officer
Attest:


/s/ MICHAEL R. DOREY
-------------------------------------
Michael R. Dorey, Assistant Secretary

ISSUANCE DATE: SEPTEMBER 30, 1999